Exhibit 99.2

RealPage, Inc.
Fact Sheet (as of 08/05/2015)
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015
Revenue ($000's)
Total GAAP Revenue	$ 88,981	$ 94,451	$ 98,071	$ 95,519	$ 377,022	$ 100,563	$ 94,988	$ 104,536	$ 104,464	$ 404,551	$ 110,470	$ 114,762
Growth %	20%	20%	18%	11%	17%	13%	1%	7%	9%	7%	10%	21%

Total NON GAAP Revenue	$ 88,983	$ 94,451	$ 99,864	$ 96,441	$ 379,739	$ 101,887	$ 94,781	$ 104,144	$ 104,174	$ 404,986	$ 110,004	$ 114,230
Growth %	19%	20%	20%	12%	18%	15%	0%	4%	8%	7%	8%	21%

GAAP On Demand Revenue	$ 85,322	$ 90,825	$ 94,084	$ 92,081	$ 362,312	$ 97,008	$ 91,606	$ 100,747	$ 101,261	$ 390,622	$ 106,460	$ 110,640
Growth %	21%	21%	19%	13%	18%	14%	1%	7%	10%	8%	10%	21%

NON GAAP On Demand Revenue	$ 85,324	$ 90,825	$ 95,877	$ 93,003	$ 365,029	$ 98,332	$ 91,399	$ 100,355	$ 100,971	$ 391,057	$ 105,994	$ 110,108
Growth %	21%	21%	21%	14%	19%	15%	1%	5%	9%	7%	8%	20%

On Premise Revenue	$ 950	$ 1,011	$ 838	$ 892	$ 3,691	$ 865	$ 826	$ 755	$ 648	$ 3,094	$ 741	$ 726
Professional & Other Revenue	$ 2,709	$ 2,615	$ 3,149	$ 2,546	$ 11,019	$ 2,690	$ 2,556	$ 3,034	$ 2,555	$ 10,835	$ 3,269	$ 3,396
Expenses ($000's)
Cost of Revenue
GAAP View	$ 35,364	$ 37,340	$ 38,111	$ 37,506	$ 148,321	$ 39,927	$ 42,115	$ 46,311	$ 46,518	$ 174,871	$ 47,724	$ 49,557
Stock-based compensation	(750)	(676)	(785)	(900)	(3,111)	(1,007)	(866)	(1,141)	(812)	(3,826)	(1,234)	(1,216)
Amortization	(1,967)	(2,028)	(1,656)	(2,062)	(7,713)	(2,423)	(2,447)	(2,982)	(2,860)	(10,712)	(2,814)	(3,276)
Non GAAP	$ 32,647	$ 34,636	$ 35,670	$ 34,544	$ 137,497	$ 36,497	$ 38,802	$ 42,188	$ 42,846	$ 160,333	$ 43,676	$ 45,065
Depreciation	(1,843)	(1,444)	(1,480)	(1,800)	(6,567)	(1,858)	(2,013)	(2,311)	(2,330)	(8,512)	(2,405)	(2,433)
Adjusted EBITDA View	$ 30,804	$ 33,192	$ 34,190	$ 32,744	$ 130,930	$ 34,639	$ 36,789	$ 39,877	$ 40,516	$ 151,821	$ 41,271	$ 42,632

Product Development
GAAP View	$12,038	$11,727	$13,232	$13,641	$ 50,638	$14,841	$15,941	$17,528	$16,108	$ 64,418	$17,977	$18,084
Stock-based compensation	(1,131)	(721)	(1,271)	(1,665)	(4,788)	(1,912)	(2,144)	(2,707)	(1,874)	(8,637)	(2,719)	(2,572)
Asset Impairment	-	-	-	-	-	-	-	-	-	-	(599)	(202)
Non GAAP View	$ 10,907	$ 11,006	$ 11,961	$ 11,976	$ 45,850	$ 12,929	$ 13,797	$ 14,821	$ 14,234	$ 55,781	$ 14,659	$ 15,310
Depreciation	(754)	(632)	(749)	(909)	(3,044)	(1,043)	(1,171)	(1,319)	(1,375)	(4,908)	(1,256)	(1,415)
Adjusted EBITDA View	$ 10,153	$ 10,374	$ 11,212	$ 11,067	$ 42,806	$ 11,886	$ 12,626	$ 13,502	$ 12,859	$ 50,873	$ 13,403	$ 13,895

Sales & Marketing
GAAP View	$22,902	$23,924	$25,166	$23,902	$ 95,894	$25,991	$28,030	$29,949	$27,593	$ 111,563	$28,951	$29,823
Stock-based compensation	(3,201)	(2,004)	(2,686)	(3,102)	(10,993)	(3,143)	(3,101)	(3,774)	(2,948)	(12,966)	(3,789)	(3,843)
Amortization	(2,146)	(2,264)	(2,586)	(2,939)	(9,935)	(2,892)	(2,847)	(2,875)	(2,886)	(11,500)	(2,766)	(2,803)
Non GAAP View	$ 17,555	$ 19,656	$ 19,894	$ 17,861	$ 74,966	$ 19,956	$ 22,082	$ 23,300	$ 21,759	$ 87,097	$ 22,396	$ 23,177
Depreciation	(319)	(244)	(263)	(323)	(1,149)	(407)	(479)	(555)	(478)	(1,919)	(499)	(556)
Adjusted EBITDA View	$ 17,236	$ 19,412	$ 19,631	$ 17,538	$ 73,817	$ 19,549	$ 21,603	$ 22,745	$ 21,281	$ 85,178	$ 21,897	$ 22,621

General & Administrative
GAAP View	$16,507	$12,819	$15,554	$15,730	$ 60,610	$20,929	$16,819	$15,443	$16,011	$ 69,202	$18,863	$20,037
Stock-based compensation	(2,163)	(2,660)	(2,994)	(2,988)	(10,805)	(3,163)	(3,922)	(1,914)	(2,622)	(11,621)	(3,005)	(3,619)
Amortization	-	-	-	-	-	-	(192)	-	-	(192)	-	-
Asset Disposal/Impairment	(3)	(271)	(36)	(4)	(314)	(20)	-	(16)	(350)	(386)	(520)	(1,482)
Acquisition-Related Expense	(2,774)	949	(288)	(1,156)	(3,269)	(881)	(357)	(860)	111	(1,987)	(1,092)	(565)
Litigation-related expense	(406)	353	(278)	(330)	(661)	(4,677)	(168)	(39)	(31)	(4,915)	(2)	-
Non GAAP View	$ 11,161	$ 11,190	$ 11,958	$ 11,252	$ 45,561	$ 12,188	$ 12,180	$ 12,614	$ 13,119	$ 50,101	$ 14,244	$ 14,371
Depreciation	(769)	(808)	(871)	(889)	(3,337)	(880)	(917)	(920)	(844)	(3,561)	(871)	(780)
Other (Income)/Expense	(268)	(9)	(1)	(72)	(350)	(3)	(4)	(4)	(4)	(15)	-	82
Adjusted EBITDA View	$ 10,124	$ 10,373	$ 11,086	$ 10,291	$ 41,874	$ 11,305	$ 11,259	$ 11,690	$ 12,271	$ 46,525	$ 13,373	$ 13,673
Earnings
Adjusted EBITDA ($000's)	$ 20,666	$ 21,100	$ 23,745	$ 24,801	$ 90,312	$ 24,508	$ 12,504	$ 16,330	$ 17,247	$ 70,589	$ 20,060	$ 21,409
Margin	23%	22%	24%	26%	24%	24%	13%	16%	17%	17%	18%	19%

Non-GAAP Net Income ($000's)	$ 9,975	$ 10,420	$ 12,087	$ 12,391	$ 44,873	$ 12,057	$ 4,629	$ 6,526	$ 7,130	$ 30,342	$ 8,857	$ 9,550
Margin	11%	11%	12%	13%	12%	12%	5%	6%	7%	7%	8%	8%

Non-GAAP EPS	$ 0.13	$ 0.14	$ 0.16	$ 0.16	$ 0.59	$ 0.16	$ 0.06	$ 0.08	$ 0.09	$ 0.39	$ 0.11	$ 0.12
Growth	30%	27%	33%	14%	26%	23%	-57%	-50%	-44%	-34%	-31%	100%

NON GAAP On Demand Revenue Detail ($000's)
Leasing and Marketing	$ 29,499	$ 30,858	$ 33,599	$ 30,484	$ 124,440	$ 32,427	$ 28,945	$ 29,805	$ 27,006	$ 118,183	$ 29,369	$ 30,690
% of Total	35%	34%	35%	33%	34%	33%	32%	30%	27%	30%	28%	28%
Y-O-Y growth	16%	15%	18%	9%	14%	10%	-6%	-11%	-11%	-5%	-9%	6%

Property Management	$ 25,189	$ 26,626	$ 28,379	$ 28,336	$ 108,530	$ 28,868	$ 29,622	$ 31,260	$ 31,683	$ 121,433	$ 32,731	$ 33,736
% of Total	30%	29%	30%	30%	30%	29%	32%	31%	31%	31%	31%	31%
Y-O-Y growth	13%	15%	20%	13%	15%	15%	11%	10%	12%	12%	13%	14%

Resident Services	$ 22,155	$ 24,451	$ 24,476	$ 24,513	$ 95,595	$ 26,910	$ 22,626	$ 28,898	$ 31,672	$ 110,106	$ 33,064	$ 34,037
% of Total	26%	27%	26%	26%	26%	27%	25%	29%	31%	28%	31%	31%
Y-O-Y growth	31%	34%	25%	17%	26%	21%	-7%	18%	29%	15%	23%	50%

Asset Optimization	$ 8,481	$ 8,890	$ 9,423	$ 9,670	$ 36,464	$ 10,127	$ 10,206	$ 10,392	$ 10,610	$ 41,335	$ 10,830	$ 11,645
% of Total	10%	10%	10%	10%	10%	10%	11%	10%	11%	11%	10%	11%
Y-O-Y growth	39%	33%	31%	22%	31%	19%	15%	10%	10%	13%	7%	14%
NON GAAP On Demand Revenue Detail ($000's)
Subscription	$ 69,361	$ 73,440	$ 76,435	$ 79,082	$ 298,318	$ 82,126	$ 82,420	$ 87,012	$ 92,326	$ 343,884	$ 93,984	$ 97,256
% of Total	81%	81%	80%	85%	82%	84%	90%	87%	91%	88%	89%	88%
Y-O-Y growth	20%	22%	21%	17%	20%	18%	12%	14%	17%	15%	14%	18%

Transactional	$ 15,963	$ 17,385	$ 19,442	$ 13,921	$ 66,711	$ 16,206	$ 8,979	$ 13,343	$ 8,645	$ 47,173	$ 12,010	$ 12,852
% of Total	19%	19%	20%	15%	18%	16%	10%	13%	9%	12%	11%	12%
Y-O-Y growth	22%	20%	23%	-4%	15%	2%	-48%	-31%	-38%	-29%	-26%	43%

ACV ($000's)
Non-GAAP On Demand Annual Customer Value	$ 350,174	$ 364,801	$ 386,039	$ 378,131		$ 398,976	$ 367,249	$ 404,055	$ 405,248		$ 427,091	$ 453,700
Total ACV Growth	23%	21%	20%	14%		14%	1%	5%	7%		7%	24%
Organic ACV Growth	20%	20%	19%	11%		13%	-1%	3%	6%		6%	19%
Unit Trend
On Demand Units - Ending (000's)	8,545	8,616	8,730	9,022		9,285	9,371	9,496	9,560		9,700	10,302
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	95.3%	95.5%	95.4%	95.3%		95.2%	95.2%	95.3%	95.3%		95.6%	95.8%
RPU
NON GAAP On Demand RPU (whole $)	$ 40.98	$ 42.34	$ 44.22	$ 41.91		$ 42.97	$ 39.19	$ 42.55	$ 42.39		$ 44.03	$ 44.04
Top ACV / RPU
Top 100 ACV ($000's)	$ 163,454	$ 164,474	$ 172,727	$ 177,723		$ 184,204	$ 184,181	$ 187,588	$ 183,478		$ 187,650	$ 197,036

Top 100 ACV RPU	$ 54.88	$ 55.85	$ 57.85	$ 58.71		$ 57.48	$ 59.12	$ 60.68	$ 59.30		$ 59.99	$ 60.07

Top 50 RPU Clients ACV ($000's)	$ 48,478	$ 43,784	$ 44,352	$ 46,896		$ 45,375	$ 44,641	$ 46,876	$ 45,984		$ 50,167	$ 53,132

Top 50 RPU Clients RPU	$ 126.50	$ 132.80	$ 133.70	$ 135.60		$ 136.60	$ 141.90	$ 142.10	$ 146.71		$ 150.03	$ 157.46

Industry Data (1)
Occupancy	94.9%	95.3%	95.4%	95.0%		95.1%	95.6%	95.8%	95.5%		95.5%	96.0%

Annual Change in effective rents	2.5%	3.0%	3.2%	2.8%		3.2%	3.4%	3.7%	4.6%		4.6%	4.9%

Ongoing construction (000's)	363.6	389.2	407.5	416.1		431.8	446.5	448.7	445.2		456.0	449.6

Supply (000's)	124.6	138.6	153.7	176.8		194.5	221.0	242.8	249.3		257.0	241.1

Headcount
Total Ending RP Headcount	3,217	3,396	3,320	3,337		3,506	3,758	3,757	3,875		3,898	3,936

Total International Headcount (included above)	682	799	858	900		977	1,153	1,216	1,363		1,393	1,425
% International Headcount	21%	24%	26%	27%		28%	31%	32%	35%		36%	36%

(1) Based on information from MPF Research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.

Definitions

*Please read in conjunction with the Company's Quarterly Report on Form 10-Q previously filed with the Securities and Exchange Commission on May 8, 2015 as well as the explanation of Non-GAAP financial measures attached hereto or posted to the Investor Relations section of the Company's website.

**Please note that amounts in prior periods are reclassified whenever necessary to conform to the current period presentation.

Subscription on demand revenue: Represents revenue from products related to license and subscription fees comprised of a charge billed at the initial order date and monthly or annual subscription fees for accessing our on demand software solutions. The license fee billed at the initial order date is recognized as revenue on a straight-line basis over the longer of the contractual term or the period in which the customer is expected to benefit, which we consider to be three years. Recognition starts once the product has been activated. Revenue from monthly and annual subscription fees is recognized on a straight-line basis over the access period.

Transactional on demand revenue: Represents revenue related to services performed influenced by leasing velocity (resident renewal/churn rate). This revenue stream is primarily related to our Leasing and Marketing solutions consisting of transactional elements of our Screening, Websites, Lead Generation, and Contact Center solutions. It also includes transactional elements of our Renter’s Insurance (contingent commission) and Spend Management solutions.

Leasing and Marketing on demand revenue: Consists of our Screening, Websites, Lead Management, Lead Generation, and Contact Center solutions. On demand annual revenue from this product family is approximately 70% subscription.

Property Management on demand revenue: Consists of our Facilities, Accounting, Property Management, and Spend Management solutions. On demand annual revenue from this product family is approximately 95% subscription.

Resident Services on demand revenue: Consists of our Renter’s Insurance, Resident Billing, Payments, Online Living and Contact Center Maintenance solutions. On demand annual revenue from this product family is approximately 95% subscription.

Asset Optimization on demand revenue: Consists of our YieldStar, Business Intelligence and MPF Research solutions. On demand annual revenue from this product family is 100% subscription.

Non-GAAP Financial Measures

This IR Fact Sheet, dated as of August 5, 2015, contains non-GAAP financial measures and should be read in concert with our Quarterly Report on Form 10-Q previously filed with the Securities and Exchange Commission on May 8, 2015. These non-GAAP financial measures differ from traditional GAAP financial measures in that they (1) include acquisition-related and other deferred revenue adjustments; (2) exclude depreciation, loss on impairment and disposal of assets; amortization of intangible assets; stock-based compensation expenses; any impact related to the Yardi litigation (including related insurance litigation and settlement costs), collectively the “Yardi Litigation”; and acquisition related expenses (including any purchase accounting adjustments); and (3) include income taxes at a sustainable effective rate, which excludes the reversal of valuation allowances due to expected or realization of deferred tax assets.

Specifically, we define the measures as follows:

  Non-GAAP total revenue is total revenue plus acquisition-related and other deferred revenue adjustments.
  Non-GAAP on demand revenue represents on demand revenue plus acquisition-related and other deferred revenue adjustments. We use this metric to evaluate our on demand revenue as we believe its inclusion provides a more accurate depiction of on demand revenue arising from our strategic acquisitions.
  Ending on demand units represents the number of rental housing units managed by our customers with one or more of our on demand software solutions at the end of the period. We use ending on demand units to measure the success of our strategy of increasing the number of rental housing units managed with our on demand software solutions. Property unit counts are provided to us by our customers as new sales orders are processed. Property unit counts may be adjusted periodically as information related to our customers’ properties is updated or supplemented, which could result in adjustments to the number of units previously reported.
  Non-GAAP net income is net (loss) income plus acquisition-related and other deferred revenue adjustments, amortization of intangible assets, stock-based compensation expense, acquisition-related expense, any impact related to the Yardi Litigation loss on disposal and impairment of assets, stock registration costs, and an adjustment to income tax expense (benefit) to reflect our effective tax rate.
  Adjusted EBITDA is net (loss) income plus acquisition-related and other deferred revenue adjustments, depreciation and asset impairment, loss on disposal of assets, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to the Yardi Litigation, stock registration costs, and acquisition-related expenses.
  RPU, or Non-GAAP on demand revenue per unit, represents non-GAAP on demand revenue for the period presented divided by average on demand units for the same period. For interim periods, the calculation is performed on an annualized basis. We calculate average on demand units as the average of the beginning and ending on demand units for each quarter in the period presented. We monitor this metric to measure our success in increasing the number of on demand software solutions utilized by our customers to manage their rental housing units, our overall revenue and profitability.
  ACV, or Non-GAAP on demand annual customer value, is calculated by multiplying ending on demand units by annualized Non-GAAP on demand revenue per average on demand unit.
  On Demand Revenue Detail uses Non-GAAP on demand revenue (defined above) for each product family and for subscription and transactional components.
  Top 100 ACV is ACV (defined above) and RPU (defined above) for our largest ACV customers.
  Top 50 RPU is ACV (defined above) and RPU (defined above) for our largest RPU customers.

We believe that the non-GAAP financial measures defined above are useful to investors and other users of our financial statements in evaluating our operating performance because they provide additional tools to compare business performance across companies and across periods. We believe that:

  these non-GAAP measures provide investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results;
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expenses and any impact related to the Yardi Litigation, from non-GAAP earnings measures, such as Adjusted EBITDA and non-GAAP net income, because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be; and
  it is useful to include deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of our business operations in the period of activity and associated expense.

We use the non-GAAP measures defined above in conjunction with traditional GAAP financial measures as part of our overall assessment of our performance; for planning purposes, including the preparation of our annual operating budget; to evaluate the effectiveness of our business strategies; and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on non-GAAP financial measures as our only measures of operating performance. Non-GAAP financial measures should not be considered as a substitute for other measures of financial performance or liquidity reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect changes in, or cash requirements for, our working capital, and they do not reflect our capital expenditures or future requirements. We compensate for the inherent limitations associated with using non-GAAP financial measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP, and reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure.